WANGER ADVISORS TRUST

Wanger International

(the “Fund”)

Supplement dated March 15, 2018 to the Fund’s Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented

P. Zachary Egan has announced that he will step down as portfolio manager of the Fund on July 1, 2018, and that he will depart from Columbia Wanger Asset Management, LLC (“CWAM”) on September 30, 2018. Louis J. Mendes will continue to serve as Director of International Research at CWAM, and no other changes to the Fund’s portfolio managers are anticipated at this time.

Shareholders should retain this Supplement for future reference.

C-1456-6 A (03/18)